Exhibit 99.2

Combining to Create Chicagoland’s Premier Commercial Bank July 15, 2013 Do Not Refresh

Forward-Looking Statements When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," “will,” "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts constitute forward-looking statements. In addition to the factors previously disclosed in MB Financial’s and Taylor Capital’s reports filed with the SEC, important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the MB Financial-Taylor Capital merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the requisite stockholder and regulatory approvals for the MB Financial-Taylor Capital merger might not be obtained; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans originated and loans acquired from other financial institutions; (4) results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for loan losses or writing down of assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (10) MB Financial's ability to realize the residual values of its direct finance, leveraged and operating leases; (11) the ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Act and regulations adopted thereunder, any changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (16) changes in accounting principles, policies or guidelines; (17) future acquisitions by MB Financial of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in MB Financial’s business, changes in market conditions, or other factors. MB Financial and Taylor Capital do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Additional Information MB Financial will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of MB Financial and Taylor Capital that also constitutes a prospectus of MB Financial, which will be sent to the stockholders of MB Financial and Taylor Capital. Stockholders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about MB Financial, Taylor Capital and the proposed transaction. When filed, this document and other documents relating to the merger filed by MB Financial and Taylor Capital can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing MB Financial’s website at www.mbfinancial.com under the tab “Investor Relations” and then under “SEC Filings” or by accessing Taylor Capital’s website at www.taylorcapitalgroup.com under the tab “SEC Filings” and then under “Documents”. Alternatively, these documents, when available, can be obtained free of charge from MB Financial upon written request to MB Financial, Inc., Secretary, 6111 North River Road, Rosemont, Illinois 60018 or by calling (847) 653-1992, or from Taylor Capital, upon written request to Taylor Capital Group, Inc., Investor Relations, 9550 West Higgins Road, Rosemont, Illinois 60018 or by calling (847) 653-7978. Participants in this Transaction MB Financial, Taylor Capital and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of MB Financial relating to its 2013 Annual Meeting of Stockholders filed with the SEC by MB Financial on April 12, 2013 and the definitive proxy statement of Taylor Capital relating to its 2013 Annual Meeting of Stockholders filed with the SEC on April 24, 2013. These definitive proxy statements can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Forward-looking statements and additional information 1

Combination of complementary commercial banks with similar business models Strategically attractive combination Financially compelling, high-return, low-risk opportunity Two leading Chicago commercial banks merging to better serve the metropolitan community: $14.9bn assets, $9.0bn gross loans, and $11.1bn deposits Complementary commercial customer bases with shared lending philosophies Nearly doubles middle-market commercial banking market share Attractive national businesses Increased presence in attractive Cook county (top 5 pro forma) Combined management team with strong Chicago roots Allows MB Financial to deploy excess capital in an attractive manner: 15%+ EPS accretion with fully phased-in synergies, 3.5 years tangible book value per share earnback, and 15%+ IRR Maintain strong capital position with 8%+ tangible common equity ratio Compelling returns with pro-forma profitability significantly above peer median Achievable cost savings estimated at 30% of Taylor’s core operating expenses, excluding the mortgage business line Management team with significant merger integration experience Mortgage business provides an additional fee revenue source for MB Financial, even when modeled under highly conservative assumptions 2

Transaction summary 3 Deal value: $6 80 mm Consideration: 0.6 4318 shares of MB Financial common stock plus $4.08 in cash for each share of Taylor Capital common stock Equivalent to $22.00 per Taylor Capital common share based on MB Financial 10-day volume weighted average price through July 12, 2013 Ownership: 74% MB Financial / 26% Taylor Capital Bank name : MB Financial Bank Headquarters: Chicago, IL Management: President & CEO of MB Financial, Inc.: Mitch Feiger President & CEO of MB Financial Bank: Mark Hoppe Board composition: 10 MB Financial / 2 Taylor Capital Timing: Expected to close in 1H 2014 Approvals to close: Standard regulatory and shareholder approvals

Combination with Taylor Capital meets previously stated strategic priorities 4 Build a bank with lower risk and consistently better returns than peers over the long-term Develop balance sheet with superior profitability and lower risk Focus intensely on fee income Invest in human talent Make opportunistic acquisitions Meaningfully improves ROA and ROATCE Deploys excess capital and improves strategic flexibility Further diversifies revenue stream and asset generation capabilities Effectively utilizes balance sheet liquidity to fund commercial loan growth Diversifies loan portfolio into new asset classes Provides opportunities to cross-sell fee income products Mortgage business provides another source of fee income Adds depth and additional capabilities to commercial banking Brings expertise in other areas, including asset-based lending Transaction solidifies MB Financial’s market position in Chicago Significantly increases scarcity value – largest independent bank in Chicago MSA by market capitalization

Taylor Capital Group, Inc. (NASDAQ: TAYC) Cole Taylor Bank founded in 1929; publicly traded since 2002 $518mm market capitalization1, $3.7bn in deposits, $3.3bn in gross loans (excl. HFS) 15th largest bank by deposit market share in Chicago MSA 9 branches located in Chicago MSA with attractive demographics 8 branches in Cook county 1 branch in DuPage county 1 loan production office in Southeast Wisconsin Offers commercial and retail banking, asset-based lending, equipment finance and mortgage banking Robust Q2 2013 ROAA of 1.31% (excluding the impact of sub debt repayment) Overview of Taylor Capital 5 1 As of July 12, 2013

Commercial focus – C&I loans comprise 54% of loan portfolio Asset-based loans make up about 35% of the C&I loans High quality mortgage business Improved credit quality NPLs/loans of 2.11% in Q2 2013 compared to 2.49% in Q2 2012 Strong historical balance sheet growth Overview of Taylor Capital (cont’d) 6

Enhanced scale and regional presence

Chicago MSA deposit market share

	Institution	Branches	Deposits ($mm)	Share
1	Chase	440	$70,527	22.5%
2	Bank of Montreal	228	36,303	11.6%
3	Bank of America	172	22,992	7.3%
4	Northern Trust	11	22,185	7.1%
5	Wintrust Financial	111	13,355	4.3%
6	PNC	153	11,714	3.7%
7	Fifth Third	180	11,000	3.5%
8	Citigroup	74	10,542	3.4%
(9)	Pro-forma	94	10,533	3.4%
9	Private Bancorp	20	9,176	2.9%
10	MB Financial	85	7,312	2.4%
15	Taylor Capital	9	3,221	1.0%

Cook county deposit market share

	Institution	Branches	Deposits ($mm)	Share
1	Chase	251	$57,041	25.9%
2	Bank of Montreal	92	25,955	11.8%
3	Bank of America	114	20,174	9.2%
4	Northern Trust	3	20,074	9.1%
(5)	Pro-forma	70	9,214	4.2%
5	Private Bancorp	12	8,260	3.7%
6	Fifth Third	83	7,216	3.3%
7	Citigroup	57	6,510	3.0%
8	MB Financial	62	6,184	2.8%
9	Wintrust Financial	48	5,815	2.6%
10	PNC	84	4,787	2.2%
14	Taylor Capital	8	3,031	1.4%

Pro-forma market rank

	MB Financial				Taylor Capital				Pro forma			
County	Market rank (#)	Branches (#)	Deposits ($mm)	Deposits / branch ($mm)	Market rank (#)	Branches (#)	Deposits ($mm)	Deposits / branch ($mm)	Market rank (#)	Branches (#)	Deposits ($mm)	Deposits / branch ($mm)
Cook, IL	8	62	$6,183.6	$99.7	14	8	$3,030.5	$378.8	5	70	$9,214.1	$131.6
DuPage, IL	11	13	889.1	68.4	30	1	190.6	190.6	10	14	1,079.7	77.1
Kane, IL	18	3	128.8	42.9	-	-	-	-	18	3	128.8	42.9
Lake, IL	20	2	54.4	27.2	-	-	-	-	20	2	54.4	27.2
Will, IL	33	4	45.1	11.3	-	-	-	-	33	4	45.1	11.3
La Salle, IL	22	1	10.5	10.5	-	-	-	-	22	1	10.5	10.5
Chicago MSA	10	85	$7,311.6	$86.0	15	9	$3,221.1	$357.9	9	94	$10,532.7	$112.1

Source: SNL Financial
Note: Deposit data as of June 30, 2013; Excludes two MB Financial branches outside Chicago MSA

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mb financial TaylorCapital

Pro-forma branch footprint 8 Chicago MSA This map is saved in Dealworks folder 1336462-003 Chicago MSA Source: SNL Financial Note: Data excludes two MB Financial branches outside Chicago MSA Regional map Chicago MSA map Chicago city limits Chicago MSA border

Diversified loan portfolio positioned for growth 9 Note: Commercial loans include lease loans 1 Excludes mortgage loans held for sale 2 Reflects sum of standalone companies before purchase accounting adjustments; excludes mortgage loans held for sale 3 Commercial-related credits include C&I, CRE, and construction Pro-forma combined company will continue to offer customers commercial lending expertise with commercial-related credits3 ~83% of the total loan portfolio MB Financial Taylor Capital Pro-forma combined Total: $5.7bn Total1: $3.3bn Total2: $9.0bn with a low cost deposit base MB Financial Taylor Capital Pro-forma combined Total: $7.4bn Total: $3.7bn Total1: $11.1bn 10 1 Reflects sum of standalone companies before purchase accounting adjustments Low cost deposits make up 77% of pro-forma combined deposit base

Key transaction assumptions

Cost synergies:	**30% of Taylor's core operating expenses (~$30mm pre-tax)** **Phase-in: 50% in first year post-transaction, 100% thereafter**
Revenue synergies:	**None assumed**
Mortgage business:	**For modeling purposes, mortgage business line profitability was estimated at ~25% of current run rate (~$9mm annually)**
Other earnings impact:	**Annual revenue loss estimated at $5mm pre-tax once subject to Durbin**
One-time charges:	**Pre-tax restructuring charge of $50mm (94% tax deductible)**
Credit mark:	**$116mm, 3.5% of gross loans at June 30, 2013** **Equivalent to 1.7x Q2 2013 nonaccrual loans and 17.8x LTM net charge-offs**
Core deposit intangibles:	**~0.8% of Taylor's low cost deposits amortized over 10 years sum-of-the-years digits methodology**
Future capital actions:	**Redemption of remaining $78.6mm of 5.00% Series B Preferred and $45.4mm of 9.75% Trust Preferred**

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mb financial TaylorCapital

Meaningful EPS accretion and reasonable TBVPS earnback 12 Deal metrics: Premium to July 12, 2013 Taylor Capital share price 24% Price / I/B/E/S 2014E EPS 13.8 x Price / Q 2 2013 tangible book value per share 1.8x Transaction impact: Year 2 EPS accretion to MB Financial (100% synergy phase-in) 15%+ Pro formatangible book value dilution at close (6.9%) Tangible book value per share earnback to MB Financial at close 3.5 years Pro forma TCE / TA 8%+ Pro forma Tier 1 common ratio 10%+ Pro forma total capital ratio 14%+

Track record of being a disciplined acquiror and experienced integrator 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2001 FSL Holdings, Inc. (South Holland, IL) February 8, 2001 MidCity Financial (Chicago, IL) April 19, 2001 First Lincolnwood (Lincolnwood, IL) December 27, 2001 2004 First SecurityFed Financial (Chicago, IL) January 9, 2004 2008 Cedar Hill Associates, LLC (Chicago, IL) April 18, 2008 2010 Broadway Bank (Chicago, IL) April 23, 2010 New Century Bank (Chicago, IL) April 23, 2010 2002 South Holland Bancorp (South Holland, IL) November 1, 2002 LaSalle Systems Leasing, Inc. (Northbrook, IL) July 22, 2002 2006 First Oak Brook Bancshares (Oak Brook, IL) May 1, 2006 2009 Heritage Community Bank (Glenwood, IL) February 27, 2009 InBank (Oak Forest, IL) September 4, 2009 Corus Bank (Chicago, IL) September 11, 2009 Benchmark Bank (Aurora, IL) December 4, 2009 2012 Celtic Leasing Corp. (Irvine, CA) December 28, 2012 Note: Transaction dates indicate announcement date 13 2013 2013 Taylor Capital (Chicago, IL) July 14, 2013 Successful acquisition integration a core competency for MB Financial: 15 transactions since 2000

Transaction summary Enhanced market position in middle-market commercial banking Attractive scale in the greater Chicago market as a leading commercial lender Compelling opportunity to realize cost savings Further develop specialty lending businesses through cross-sell opportunities Maintain strong capital position with 8% tangible common equity ratio Attractive financial returns for shareholders: 15%+ EPS accretion with fully phased-in synergies, 3.5 years tangible book value per share earnback, and 15%+ IRR Management experience and expertise minimizes execution risk 14